2. BASIS OF PREPARATION: Functional Currency (Policies)	12 Months Ended
Dec. 31, 2024
Policies
Functional Currency

Functional Currency

The Company determines the functional currency through an analysis of several indicators such as expenses and cash flow, financing activities, retention of operating cash flows, and frequency of transactions with the reporting entity. These assumptions relate to future events and circumstances. Actual results may vary and may cause significant adjustments to the Company’s assets within the next financial year.

ZenaTech made company acquisitions in United States dollars, or USD. We used US dollars to describe these transactions since they were the historical amounts. When appropriate for certain year-end balance sheet information, we converted those amounts to Canadian dollars, CAD or $, as listed on the https://www.wsj.com/market-data/quotes/fx/USDCAD/historical-prices.